Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In addition to the commitments disclosed elsewhere in the financial statements, the Company has incurred the following contractual commitments, either directly or through its interests in joint operations and joint ventures.
Approximate future payments under these agreements are as follows:

	2025	2026	2027	2028	2029	2030 and thereafter	Total
Natural gas, transportation and other contracts	75	68	65	66	64	425	763
Transmission	23	23	21	10	8	105	190
Coal supply agreements	75	—	—	—	—	—	75
Long-term service agreements	61	47	50	31	18	151	358
Operating leases	4	3	3	2	2	22	36
Growth	46	3	—	—	—	—	49
Total	284	144	139	109	92	703	1,471
Commitments
Natural Gas, Transportation and Other Contracts
The Company has natural gas transportation contracts, for a total of up to 400 terajoules (TJ) per day on a firm basis, related to the Sundance and Keephills facilities, ending in 2036 to 2038. In addition, the Company has natural gas transportation agreements for approximately 150 TJ per day for Sheerness. The Company currently expects to use approximately 160TJ per day on average and up to approximately 450TJ per day during peak periods, while remarketing excess capacity.
Transmission
The Company has several agreements to purchase transmission network capacity in the Pacific Northwest. Provided certain conditions for delivering the service are met, the Company is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately or delivered in the future after additional facilities are constructed.
Transmission commitments also include multi-year U.S. dollar denominated contracts to secure transmission capacity. The majority of the transmission capacity supports a dedicated revenue capacity agreement, held with a counterparty in the U.S., for similar duration as the associated transmission capacity.

Coal Supply Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia thermal facility. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending through 2025.
Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections, repairs and maintenance that may be required on natural gas facilities, equipment for gas and turbines at various wind facilities.
Operating Leases
Operating leases include lease commitments not recognized under IFRS 16 and lease commitments that have not yet commenced, mainly related to buildings, vehicles and land.
Growth
Commitments for growth include design and engineering work, long lead equipment purchases, water treatment construction and network upgrades.

Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Company’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Company responds as required.
The Company conducts internal reviews of its offers and offer behaviour in both the energy and ancillary services markets in Alberta on an ongoing basis and will self-report suspected contraventions or respond to inquiries from regulatory agencies as required. There currently is no certainty that any particular matter will be resolved in the Company’s favour or that such matters may not have a material adverse effect on TransAlta.
Brazeau Facility — Well Licence Applications to Consider Hydraulic Fracturing Activities
The Alberta Energy Regulator (AER) issued a subsurface order on May 27, 2019, which does not permit any hydraulic fracturing within three kilometres of the Brazeau facility, but permits hydraulic fracturing in all formations (except the Duvernay) within three to five kilometres of the Brazeau facility. Subsequently, two oil and gas operators submitted applications to the AER for 10 well licences (which include hydraulic fracturing activities) within three to five kilometres of the Brazeau facility.
The Company's position, based on independent expert analysis commissioned by the Government of Alberta, is that hydraulic fracturing activities within five kilometres of the Brazeau facility pose an unacceptable risk and that the applications should be denied. The regulatory hearing to consider these applications - Proceeding 379 - has been adjourned to November 2025.
Brazeau Facility — Claim against the
Government of Alberta
On Sept. 9, 2022, the Company filed a Statement of Claim against the Government of Alberta in the Alberta Court of King’s Bench seeking a declaration that: (a) granting mineral leases within five kilometres of the Brazeau facility is a breach of a 1960 agreement between the Company and the Alberta Government; and (b) the Government of Alberta is required to indemnify the Company for any costs or damages that result from the risks of hydraulic fracturing near the Brazeau facility. On Sept. 29, 2022, the Government of Alberta filed its Statement of Defence, which asserts, among other things, that the Company: (a) is trying to usurp the jurisdiction of the AER; and (b) is out of time under the Limitations Act (Alberta). The trial is scheduled to be heard in September or October 2025 in the event the parties are unable to resolve the dispute prior to such date.
Garden Plain
Garden Plain I LP, a wholly-owned subsidiary of the Company, retained a third-party contractor to construct the Garden Plain wind project near Hanna, Alberta. The contractor experienced scheduling delays, challenges with construction and significant cost overruns, resulting in overdue deadlines, and has asserted a claim for $53 million in damages. The Company disputes this claim in its entirety and asserts a counterclaim. The parties have initiated the dispute resolution procedure with an arbitration hearing scheduled for three weeks starting April 14, 2025.
Sundance A Decommissioning
TransAlta filed an application with the Alberta Utilities Commission seeking payment from the Balancing Pool for TransAlta’s decommissioning costs for Sundance A, including its proportionate share of the Highvale mine. The application was heard by Alberta Utilities Commission in the first quarter of 2024. A decision was rendered on Dec. 9, 2024, which directed the Balancing Pool to pay TransAlta $9 million, being the shortfall of decommissioning costs of Sundance A from previously collected amounts under the Power Purchase Arrangement Regulation.
Brazeau — Spinning Reserve Self-Report
On Nov. 30, 2022, TransAlta self-reported to the Market Surveillance Administrator (MSA) a potential violation of the Independent System Operator rules relating to offers of active spinning reserves at Brazeau when it was not properly configured to do so between Aug. 13, 2021, and Nov. 1, 2022. In 2022 a provision of $20 million was initially recognized in revenue reflecting a potential disgorgement of revenue and $2 million for potential penalties and fines. On Nov. 29, 2024, the MSA issued penalties to TransAlta for this self-report and TransAlta made a payment of $33 million in January 2025.